UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): December 23, 2009

ROOMSTORE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-158373	54-1832498
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer ID #)

12501 Patterson Avenue

Richmond, Virginia 23238

(Address of principal executive offices)

(804) 784-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On December 18, 2009, RoomStore, Inc. (the “Company”) and HSBC Bank Nevada, N.A. (“HSBC”) entered into an amendment to the Amended and Restated Merchant Agreement (the “Agreement”). HSBC provides third-party credit financing to customers of the Company. The amendment replaces table 2.3(a) in Schedule 2.3 of the Agreement; there are no other changes to the Agreement. The Agreement was previously disclosed and described in the Company’s Form S-1 filing with the SEC, and Schedule 2.3 was previously granted confidential treatment by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RoomStore, Inc.

December 23, 2009	By:	/S/ LEWIS M. BRUBAKER
	Name:	Lewis M. Brubaker
	Title:	Senior VP and CFO